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                                                                    EXHIBIT 10.1


                     SECURITIZATION PROPERTY SALE AGREEMENT


                                     between


                  THE DETROIT EDISON SECURITIZATION FUNDING LLC
                                     Issuer


                                       and


                           THE DETROIT EDISON COMPANY
                                     Seller



                               Dated as of [   ]
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                                Table of Contents

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                                    ARTICLE I
                                   Definitions

SECTION 1.01  Definitions.............................................................................       1
SECTION 1.02  Other Definitional Provisions...........................................................       1

                                   ARTICLE II
                      Conveyance of Securitization Property

SECTION 2.01  Conveyance of Initial Securitization Property...........................................       2
SECTION 2.02  Conditions to Conveyance of Securitization Property.....................................       3

                                   ARTICLE III
                    Representations and Warranties of Seller

SECTION 3.01  Organization and Good Standing..........................................................       4
SECTION 3.02  Due Qualification.......................................................................       4
SECTION 3.03  Power and Authority.....................................................................       5
SECTION 3.04  Binding Obligation......................................................................       5
SECTION 3.05  No Violation............................................................................       5
SECTION 3.06  No Proceedings..........................................................................       5
SECTION 3.07  Approvals...............................................................................       6
SECTION 3.08  The Securitization Property.............................................................       6
SECTION 3.09  Solvency................................................................................       8

                                   ARTICLE IV
                             Covenants of the Seller

SECTION 4.01  Seller's Existence......................................................................       9
SECTION 4.02  No Liens or Conveyances.................................................................       9
SECTION 4.03  Use of Proceeds.........................................................................       9
SECTION 4.04  Delivery of Collections.................................................................       9
SECTION 4.05  Notice of Liens.........................................................................       9
SECTION 4.06  Compliance with Law.....................................................................       9
SECTION 4.07  Covenants Related to Securitization Property............................................       9
SECTION 4.08  Protection of Title.....................................................................      10
SECTION 4.09  Taxes...................................................................................      11
SECTION 4.10  Alternative Electric Suppliers..........................................................      11
SECTION 4.11  Filings Pursuant to Financing Order.....................................................      11

                                    ARTICLE V
                      Additional Undertakings of the Seller

SECTION 5.01  Liability of the Seller; Indemnities....................................................      12
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SECTION 5.02  Merger or Consolidation of, or Assumption of the Obligations of, the Seller.............      13
SECTION 5.03  Limitation on Liability of the Seller and Others........................................      14

                                   ARTICLE VI
                            Miscellaneous Provisions

SECTION 6.01  Amendment...............................................................................      14
SECTION 6.02  Notices.................................................................................      15
SECTION 6.03  Assignment by Seller....................................................................      15
SECTION 6.04  Assignment to Trustee...................................................................      15
SECTION 6.05  Limitations on Rights of Others.........................................................      16
SECTION 6.06  Severability............................................................................      16
SECTION 6.07  Separate Counterparts...................................................................      16
SECTION 6.08  Headings................................................................................      16
SECTION 6.09  Governing Law...........................................................................      16
SECTION 6.10  Nonpetition Covenant....................................................................      16


EXHIBIT A - Bill of Sale..............................................................................     A-1
EXHIBIT B - Opinion of Counsel........................................................................     B-1
EXHIBIT C - Opinion of Counsel........................................................................     C-1

APPENDIX A - Master Definitions
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                  SECURITIZATION PROPERTY SALE AGREEMENT, dated as of [    ], by
and between THE DETROIT EDISON SECURITIZATION FUNDING LLC, a Michigan limited liability company, as issuer (the "Issuer"), and THE DETROIT EDISON COMPANY, a Michigan corporation, as seller hereunder (in such capacity, the "Seller").

                              W I T N E S S E T H:

                  WHEREAS the Issuer desires to purchase from time to time Securitization Property created pursuant to the Statute and the Financing Order;

                  WHEREAS the Seller is willing to sell Securitization Property to the Issuer;

                  WHEREAS the Issuer, in order to finance the purchase of the Securitization Property, will from time to time issue Securitization Bonds under the Indenture; and

                  WHEREAS the Issuer, to secure its obligations under the Securitization Bonds and the Indenture, will pledge its right, title and interest and grant a security interest in, to and under the Securitization Property to the Trustee for the benefit of the Securitization Bondholders.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A hereto.

                  SECTION 1.02 OTHER DEFINITIONAL PROVISIONS.

                  (a) "Agreement" means this Securitization Property Sale Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  (b) Non-capitalized terms used herein which are defined in the Statute, as the context requires, have the meanings assigned to such terms in the Statute, but without giving effect to amendments to the Statute after the date hereof which have a material adverse effect on the Issuer or the Securitization Bondholders.

                  (c) All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are
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references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation".

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

                                   ARTICLE II

                      CONVEYANCE OF SECURITIZATION PROPERTY

                  SECTION 2.01 CONVEYANCE OF INITIAL SECURITIZATION PROPERTY.

                  (a) In consideration of the Issuer's payment to or upon the
order of the Seller of $[   ] (the "Initial Purchase Price") by wire transfer of
funds immediately available on the date hereof to Seller's account no. [________] at [________], routing transit # [________], subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer, without recourse (subject to the obligations of the Seller herein), all right, title and interest of the Seller in, to and under the Initial Securitization Property identified in the Bill of Sale delivered pursuant to Section 2.02(a) on or prior to the Initial Transfer Date (such sale, transfer, assignment and conveyance of the Initial Securitization Property to include, to the fullest extent permitted by the Statute and the Michigan UCC, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the SB Charges related to the Initial Securitization Property, as the same may be adjusted from time to time). Such sale, transfer, assignment and conveyance of the Initial Securitization Property is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 10l of the Statute and the Financing Order, shall constitute a true sale of all of the Seller's right, title and interest, in, to and under, and not a borrowing secured by, the Initial Securitization Property. The preceding sentence is the statement referred to in
Section 10l of the Statute. The Seller agrees and confirms that upon payment of the Initial Purchase Price and the execution and delivery of this Agreement and the related Bill of Sale, the Seller shall have no right, title or interest in, to or under the Initial Securitization Property.

                  (b) Subject to the conditions specified in Section 2.02, the Issuer does hereby purchase the Initial Securitization Property from the Seller for the consideration set forth in paragraph (a) above.

                  (c) The Seller and the Issuer each acknowledge and agree that the purchase price for the Initial Securitization Property sold pursuant to this Agreement is equal to its fair market value at the time of sale.

                  (d) The Seller and the Issuer further agree that from time to time the Seller may offer to sell, and the Issuer may purchase, Subsequent Securitization Property as of Subsequent Transfer Dates, subject to the conditions specified in Section 2.02, in exchange for consideration to be agreed upon (in each case, the "Subsequent Purchase Price"). The Seller and the Issuer hereby agree that each such sale, transfer, assignment and conveyance of any Subsequent Securitization Property shall include, to the fullest extent permitted by the Statute and the Michigan UCC, the assignment of all revenues, collections, claims, rights, payments, money or

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proceeds of or arising from the SB Charges related to the Subsequent
Securitization Property, as the same may be adjusted from time to time. Such sale, transfer, assignment and conveyance of the Subsequent Securitization Property is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 10l of the Statute and the Financing Order, shall constitute a true sale of all of the Seller's right, title and interest, in, to and under, and not a borrowing secured by, the Subsequent Securitization Property. The preceding sentence is the statement referred to in Section 10l of the Statute. The Seller agrees and confirms that after giving effect to any sale contemplated by this paragraph (d) and the execution and delivery of the related Bill of Sale, it shall have no right, title or interest in, to or under the Subsequent Securitization Property.

                  (e) Notwithstanding the foregoing, if but only if, contrary to the agreement and intent of the parties and the Financing Order, any sale, transfer, assignment and conveyance of any Securitization Property is determined by a court not to be a true sale as contemplated by the parties hereto and by the Statue, then

                           (i)(A) the Seller hereby appoints the Issuer as the agent of the Seller ("Seller's Agent") for purposes of this clause(e)(i), (B) the Issuer shall be deemed to have issued and sold the Securitization Bonds for and on behalf of the Seller as Seller's Agent pursuant to the Statute, the Financing Order, the Indenture and the Underwriting Agreement, and (C) the Issuer shall be deemed to have granted and does hereby grant, as of the date hereof, for and on behalf of the Seller as Seller's Agent, a valid and enforceable lien and security interest in the Securitization Property to the Trustee for the benefit of the Securitization Bondholders, pursuant to the Statue, the Financing Order and the Indenture in connection with the issuance of the Securitization Bonds; provided, however, that if a court of competent jurisdiction determines that the provision in this clause(e)(i) does not create a valid and enforceable lien then

                           (ii) such sale, transfer, assignment and conveyance shall be treated as a pledge of such Securitization Property and the Seller shall be deemed to have granted, and does hereby grant, as of the date hereof a security interest to the Issuer in such Securitization Property to secure a payment obligation incurred by the Seller in the amount paid by the Issuer for the Securitization Property.

                  SECTION 2.02 CONDITIONS TO CONVEYANCE OF SECURITIZATION PROPERTY. The obligation of the Seller to sell, and the obligation of the Issuer, to purchase Securitization Property upon any Transfer Date shall be subject to and conditioned upon the satisfaction or waiver of each of the following conditions:

                  (a) on or prior to the Transfer Date, the Seller shall deliver to the Issuer a duly executed Bill of Sale identifying the Securitization Property to be conveyed as of that date, substantially in the form of Exhibit A hereto;

                  (b) as of the Transfer Date, no breach by the Seller of its representations, warranties or covenants in this Agreement shall exist and the Seller shall have delivered to the Issuer and the Trustee an Officer's Certificate to such effect and no Servicer Default shall have occurred and be continuing;

                  (c) as of the Transfer Date:

                           (i) the Issuer shall have sufficient funds available to pay the purchase price for the Securitization Property to be conveyed on such date, and

                           (ii) all conditions set forth in the Indenture to the issuance of one or more Series of Securitization Bonds intended to provide such funds shall have been satisfied or waived;


                  (d) on or prior to the Transfer Date, the Seller shall have taken all actions required under the Statute, the Financing Order and the Michigan UCC, including, without limitation, filings under the Michigan UCC to transfer to the Issuer ownership of the Securitization Property

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to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture, and the Issuer shall have taken any action required for the Issuer to grant to the Trustee a first priority perfected security interest in the Collateral and maintain such security interest as of such date;

                  (e) in the case of any sale of Subsequent Securitization Property only, the Seller shall have provided the Issuer and each Rating Agency with a notice specifying the Subsequent Transfer Date for the Subsequent Securitization Property not later than 10 days prior to the Subsequent Transfer Date;

                  (f) the Seller shall have delivered to each Rating Agency and to the Issuer:

                           (i) an Opinion of Counsel to the Seller with respect to the transfer of the Securitization Property then being conveyed to the Issuer substantially in the form of Exhibit B hereto, and

                           (ii) an Opinion of Counsel to the Seller, substantially in the form of Exhibit C hereto;

                  (g) the Seller shall have delivered to the Trustee and the Issuer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02;

                  (h) with respect to any Subsequent Sale, the Seller shall have taken any action necessary in order for the Rating Agency Condition to have been satisfied; and

                  (i) the Seller shall have received the Initial Purchase Price or the Subsequent Purchase Price, as applicable, in funds immediately available on the applicable Transfer Date.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  As of the Transfer Date, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring Securitization Property. The following representations and warranties are made under existing law as in effect as of the Transfer Date. The Seller shall not be in breach of any representation or warranty herein as a result of a change in law occurring after the Transfer Date. The representations and warranties shall survive the sale of Securitization Property to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  SECTION 3.01 ORGANIZATION AND GOOD STANDING. The Seller is a corporation duly organized and in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as currently owned or conducted.

                  SECTION 3.02 DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions, other than Michigan, in which the ownership or lease of property or the

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conduct of its business requires such qualifications, licenses or approvals
(except where the failure to so qualify and to obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues, properties or prospects).

                  SECTION 3.03 POWER AND AUTHORITY. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to own the Securitization Property and sell and assign the Securitization Property to the Issuer, and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  SECTION 3.04 BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  SECTION 3.05 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (except as contemplated in the Indenture and as set forth in Section 2.01(e) hereof); nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties. The Securitization Property is not subject to any Lien thereon, including under the Mortgage and Deed of Trust, dated October 1, 1924 (as amended and supplemented), of The Detroit Edison Company to First Chicago Trust Company of New York, as successor trustee, other than the Liens created pursuant to the Indenture and the Statute.

                  SECTION 3.06 NO PROCEEDINGS. Except as disclosed in writing by the Seller to the Issuer, there are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties:

                  (a) asserting the invalidity of any of the Basic Documents, the Securitization Bonds, the Statute or the Financing Order;

                  (b) seeking to prevent the issuance of the Securitization Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Securitization Bonds;

                  (c) challenging the Seller's treatment of the Securitization Bonds as debt of the Seller for federal and state tax purposes; or

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                  (d) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents or the Securitization Bonds.

                  SECTION 3.07 APPROVALS. Except for the filing of financing statements and continuation statements under the Michigan UCC, no approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement and post closing filings required in connection therewith.

                  SECTION 3.08 THE SECURITIZATION PROPERTY.

                  (a) Information. All information provided by the Seller to the Issuer with respect to the Securitization Property is correct in all material respects.

                  (b) Effect of Transfer. Each sale, transfer, assignment and conveyance herein contemplated constitutes a sale or other absolute transfer, of all right, title and interest of the Seller in, to and under the Securitization Property from the Seller to the Issuer; upon execution and delivery of this Agreement and the related Bill of Sale, the Seller will have no right, title or interest in, to or under the Securitization Property; and the Securitization Property would not be part of the estate of the Seller as debtor in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  (c) Transfer Filings. The Seller is the sole owner of the Securitization Property sold to the Issuer on the Transfer Date; and the Securitization Property will have been validly sold, assigned, transferred and conveyed to the Issuer free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture. All actions or filings, including filings with the Michigan Secretary of State under the Michigan UCC, necessary in any jurisdiction to give the Issuer a valid first priority perfected ownership interest in the Securitization Property and to grant to the Trustee a first priority perfected security interest in the Securitization Property, free and clear of all Liens of the Seller or anyone else have been taken or made.

                  (d) Financing Order Irrevocable; Process Valid; No Litigation; etc.

                           (i) The Financing Order has been issued by the MPSC in accordance with the Statute, and such order and the process by which it was issued comply with all applicable laws, rules and regulations. The Financing Order has become effective pursuant to the Statute and is, and as of the date of issuance of any Securitization Bonds will be, in full force and effect and final and non-appealable.

                           (ii) As of the Series Issuance Date, the
          Securitization Bonds of the related Series will be entitled to the protections provided by the Statute and, in accordance with the Statute, the Financing Order and the SB Charge authorized therein,

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          subject to the Periodic Adjustments to the SB Charge provided for in the Financing Order, have become irrevocable.

                          (iii) (A) Under the Statute, the State of Michigan
                    may not take or permit any action that would impair the value of Securitization Property, reduce or alter, except for Periodic Adjustments, or impair the SB Charges to be imposed, collected, and remitted to the Issuer, until the principal, interest and premium, and any other charges incurred and contracts to be performed in connection with the Securitization Bonds have been paid and performed in full (subject to the 15 year limitation upon the imposition of SB Charges pursuant to the Statute and the Financing Order); and

                                (B) under the contract clauses of the State
                    of Michigan and the United States constitutions, the State of Michigan, including the MPSC, could not take any action that substantially impairs the rights of the Securitization Bondholders unless such action is a reasonable exercise of the State of Michigan's sovereign powers and of a character reasonable and appropriate to further a legitimate public purpose, and, under the takings clauses of the State of Michigan and the United States constitutions, the State of Michigan could not repeal or amend the Statute or take any other action in contravention of its pledge in Section 10n(2) of the Statute if such action constitutes a permanent appropriation of the property interest of Securitization Bondholders in the Securitization Property and deprives the Securitization Bondholders of their reasonable expectations arising from their investments in Securitization Bonds, unless just compensation, as determined by a court of competent jurisdiction, is provided to Securitization Bondholders.

                           (iv) There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Statute, the Financing Order, the Securitization Property or the SB Charge, or any rights arising under any of them, or that seeks to enjoin the performance of any obligations under the Financing Order which in any way is adverse to the position of the Securitization Bondholders.

                           (v) No other approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation or transfer of the Securitization Property, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement and post closing filings required in connection therewith.

                           (vi) Except as disclosed in current reports of the Seller filed with the Commission, (a) there are no proceedings or investigations pending, or to the best of the Seller's knowledge, threatened before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or the Issuer or their respective properties challenging the Statute or the Financing Order and (b) there is no voter referendum or initiative that has been filed with the

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          Michigan Secretary of State or that, to the best of the Seller's knowledge, is being circulated among voters which attempts to amend, repeal or revoke the Statute in a manner that would impair the security of the Securitization Bondholders.


                  (e) Assumptions. The assumptions used in calculating the initial SB Charge pursuant to the Financing Order are reasonable and made in good faith.

                  (f) Creation of Securitization Property.

                           (i) For purposes of the Statute and the Michigan UCC, the Securitization Property constitutes a present property right;

                           (ii) the Securitization Property consists of (A) the irrevocable right of the Seller to impose, collect and receive SB Charges in the amount necessary to provide for full recovery of principal of and interest on the Securitization Bonds, together with Ongoing Other Qualified Costs; (B) the right under the Financing Order to obtain Periodic Adjustments of the SB Charges; and (C) all revenues, collections, payments, money and proceeds arising out of the rights and interests described in (A) and (B); and

                           (iii) the Financing Order, including the right to collect the SB Charge, has become irrevocable and not subject to reduction, impairment or adjustment by further action of the MPSC, except for Period Adjustments.

                  (g) Prospectus. As of the date hereof, the information describing the Seller under the caption "The Seller and Servicer of the Securitization Property" in the prospectus dated [ ], 2001 relating to the Securitization Bonds is correct in all material respects.

                  SECTION 3.09 SOLVENCY. After giving effect to the sale of any Securitization Property hereunder, the Seller:

                  (a) is solvent and expects to remain solvent;

                  (b) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes;

                  (c) is not engaged and does expect to engage in a business for which its remaining property represents an unreasonably small portion of its capital;

                  (d) reasonably believes that it will be able to pay its debts as they become due; and

                  (e) is able to pay its debts as they mature and does not intend to incur, or believes that it will incur, indebtedness that it will not be able to repay at its maturity.

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                                   ARTICLE IV

                             COVENANTS OF THE SELLER

                  SECTION 4.01 SELLER'S EXISTENCE. So long as any of the Securitization Bonds are outstanding, the Seller shall keep in full force and effect its existence as a corporation and remain in good standing under the laws of the jurisdiction of its organization, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

                  SECTION 4.02 NO LIENS OR CONVEYANCES. Except for the conveyances hereunder, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Securitization Property, whether now existing or hereafter created, or any interest therein. The Seller shall not at any time assert any Lien against or with respect to any Securitization Property, and shall defend the right, title and interest of the Issuer and the Trustee, as assignee of the Issuer, in, to and under the Securitization Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  SECTION 4.03 USE OF PROCEEDS. The Seller shall use proceeds from the sale of the Securitization Property in accordance with the Financing Order.

                  SECTION 4.04 DELIVERY OF COLLECTIONS. If the Seller receives collections of the SB Charge with respect to the Securitization Property or the proceeds thereof, the Seller shall pay the Servicer all payments received by the Seller in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after such receipt.

                  SECTION 4.05 NOTICE OF LIENS. The Seller shall notify the Issuer and the Trustee promptly after becoming aware of any Lien on any Securitization Property other than the conveyances hereunder or under the Indenture.

                  SECTION 4.06 COMPLIANCE WITH LAW. The Seller shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Seller, except to the extent that failure to so comply would not adversely affect the Issuer's or the Trustee's interests in the Securitization Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder.

                  SECTION 4.07 COVENANTS RELATED TO SECURITIZATION PROPERTY.

                  (a) So long as any of the Securitization Bonds are outstanding, the Seller shall:

                           (i) treat the Securitization Bonds as debt of the Issuer and not the Seller, except for financial accounting or tax reporting purposes;

                           (ii) disclose in its financial statements that it is not the owner of the Securitization Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates (other than the Issuer);

                           (iii) disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles; and

                           (iv) not own or purchase any Securitization Bonds.

                  (b) The Seller agrees that upon the sale by the Seller of the Securitization Property to the Issuer pursuant to this Agreement:

                           (i) to the fullest extent permitted by law, including the Statute and applicable MPSC Regulations, the Issuer shall have all of the rights originally held by the Seller with respect to the Securitization Property, including the right to collect any amounts payable by any Customer in respect of such Securitization Property, notwithstanding any objection or direction to the contrary by the Seller; and

                           (ii) any payment by any Customer to the Issuer shall discharge such Customer's obligations in respect of such Securitization Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

                  (c) So long as any of the Securitization Bonds are Outstanding,

                           (i) in all proceedings relating directly or indirectly to the Securitization Property the Seller shall: (A) affirmatively certify and confirm that it has sold the Securitization Property to the Issuer (other than for financial accounting or tax reporting purposes), and (B) not make any statement or reference in respect of the Securitization Property that is inconsistent with the ownership thereof by the Issuer (other than as required for financial accounting or tax reporting purposes); and

                           (ii) the Seller shall not take any action in respect of the Securitization Property except as contemplated by the Basic Documents.

                           (iii) the Seller shall not sell securitization property under a separate financing order in connection with the issuance of additional securitization bonds unless the Rating Agency Condition is satisfied.

                  SECTION 4.08 PROTECTION OF TITLE. The Seller shall execute and file such filings, and cause to be executed and filed such filings, and take all such actions, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Issuer and the Trustee in the Securitization Property, including all filings required under the Michigan UCC relating to the transfer of the ownership of the Securitization Property by the Seller to the Issuer and the pledge of the Securitization Property by the Issuer to the Trustee. The Seller shall deliver (or cause to be delivered) to the Issuer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel the performance by the MPSC or the State of Michigan of any of their obligations or duties under the Statute or the Financing Order, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary:

         (a) to protect the Issuer and the Securitization Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III; or

         (b) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute, the Financing Order, or the rights of Securitization Bondholders by legislative enactment or constitutional amendment that would be adverse to the Issuer, the Trustee or the Securitization Bondholders.

The costs of any such actions or proceedings shall be reimbursed by the Issuer to the Seller from amounts on deposit in the Collection Account as an Operating Expense. The Seller's obligations pursuant to this Section 4.08 shall survive and continue notwithstanding that the payment of Operating Expenses pursuant to the Indenture may be delayed (it being understood and agreed that the Seller may be required to temporarily advance its own funds to satisfy its obligations hereunder). The Seller designates the Issuer as its agent and attorney-in-fact to execute any filings of financing statements, continuation statements or other instruments required of the Issuer pursuant to this Section, it being understood that the Issuer shall have no obligation to execute any such instruments.

                  SECTION 4.09 TAXES. So long as any of the Securitization Bonds are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Securitization Property; provided that no such tax need be paid if the Seller or one of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.


                  SECTION 4.10 ALTERNATIVE ELECTRIC SUPPLIERS. So long as any of the Securitization Bonds are outstanding, the Seller shall not permit any AES to bill or collect SB Charges on behalf of the Issuer unless required by applicable law or regulation and, to the extent permitted by applicable law or regulation, the Rating Agency Condition is satisfied.


                  SECTION 4.11 FILINGS PURSUANT TO FINANCING ORDER. The Seller shall comply with all filing requirements, including any making post closing filings, in accordance with the Financing Order.

                                   ARTICLE V

                      ADDITIONAL UNDERTAKINGS OF THE SELLER

                  The Seller hereby undertakes the obligations contained in this
Article V and agrees that the Issuer shall have the right to assign its rights with respect to such obligations to the Trustee for the benefit of the Securitization Bondholders.

                  SECTION 5.01 LIABILITY OF THE SELLER; INDEMNITIES.

                  (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (b) The Seller shall indemnify the Issuer and the Trustee, for itself and on behalf of the Securitization Bondholders, and each of the Issuer's and the Trustee's respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Securitization Bondholders solely as a result of their ownership of Securitization Bonds) that may at any time be imposed on or asserted against any such Person under existing law as of any Transfer Date as a result of the sale and assignment of the Securitization Property by the Seller to the Issuer, the acquisition or holding of the Securitization Property by the Issuer or the issuance and sale by the Issuer of the Securitization Bonds, including any sales, gross receipts, general corporation, single business, personal property, privilege, franchise or license taxes, but excluding any taxes imposed as a result of a failure of such person to properly withhold or remit taxes imposed with respect to payments on any Securitization Bond, it being understood that the Securitization Bondholders shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Trustee.

                  (c) The Seller shall indemnify the Issuer and the Trustee, for itself and on behalf of the Securitization Bondholders, and each of the Issuer's and the Trustee's respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, (i) any and all amounts of principal of and interest on the Securitization Bonds not paid when due or when scheduled to be paid in accordance with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required, in each case as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement, and (ii) any and all liabilities, obligations, claims, actions, suits or payments of any kind whatsoever that may be imposed on or asserted against any such Person, other than any liabilities, obligations or claims for or payments of principal of or interest on the Securitization Bonds, together with any reasonable costs and expenses incurred by such Person, as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Issuer's property or assets based on existing law as of the Transfer Date.

                  (e) Notwithstanding Section 5.01(b) and (c) above, the Seller shall not be liable for any consequential damages, including any loss of market value of the Securitization Bonds, resulting from any downgrade of the ratings of the Securitization Bonds.

                  (f) Indemnification under this Section 5.01 shall survive the resignation or removal of the Trustee and the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including reasonable attorneys' fees and expenses). The Seller shall not indemnify any party under this Section 5.01 for any changes in law after the Transfer Date.

                  (g) The indemnification obligation of the Seller under this
Section 5.01 shall be pari passu with all other general unsecured obligations of the Seller.

                  SECTION 5.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SELLER. Any Person:

         (a) into which the Seller may be merged or consolidated and which succeeds to all or the major part of the electric distribution business of the Seller,

         (b) which results from the division of the Seller into two or more Persons and which succeeds to all or the major part of the electric distribution business of the Seller,

         (c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to all or the major part of the electric distribution business of the Seller,

         (d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to all or the major part of the electric distribution business of the Seller, or

         (e) which may otherwise succeed to all or the major part of the electric distribution business of the Seller,

which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that

         (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing,

         (ii) the Seller shall have delivered to the Issuer and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,

         (iii) the Seller shall have delivered to the Issuer and the Trustee an Opinion of Counsel either

                           (A) stating that, in the opinion of such counsel, all
                  filings to be made by the Seller, including Michigan UCC filings, that are necessary fully to preserve and protect fully the respective interests of the Issuer and the Trustee in the Securitization Property have been executed and filed, and reciting the details of such filings, or

                           (B) stating that, in the opinion of such counsel, no
                  such action is necessary to preserve and protect such interests,

         (iv) the Rating Agencies shall have received prior written notice of such transaction; and

         (v) the Seller shall have delivered to the Issuer and the Trustee an opinion of independent tax counsel (as selected by, and in form and substance reasonably satisfactory to, the Seller, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such consolidation or merger will not result in a material adverse federal income tax consequence to the Seller, the Issuer, the Trustee or the holders of the Outstanding Securitization Bonds.

The Seller shall not consummate any transaction referred to in clauses (a), (b),
(c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above. When any Person acquires the properties and assets of the Seller substantially as a whole and becomes the successor to the Seller in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, the Seller shall automatically and without further notice be released from its obligations hereunder.

                  SECTION 5.03 LIMITATION ON LIABILITY OF THE SELLER AND OTHERS. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  SECTION 6.01 AMENDMENT.

                  (a) This Agreement may be amended by the Seller and the Issuer, with the consent of the Trustee and the satisfaction of the Rating Agency Condition. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

                  (b) Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 6.02 NOTICES. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States first-class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid:

         (a) in the case of the Seller, at The Detroit Edison Company, 2000 2nd Avenue, Detroit, Michigan 48226-1279, Attention:
                  Corporate Secretary,

         (b) in the case of the Issuer, at The Detroit Edison Securitization Funding LLC, 2000 2nd Avenue, 937 WCB, Detroit, Michigan 48226-1279, Attention: Secretary,

         (c) in the case of Moody's, at Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

         (d) in the case of Standard & Poor's, at Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041,
                  Attention: Asset Backed Surveillance Department,

         (e) in the case of Fitch, at Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: ABS Surveillance, and

         (f) in the case of the Trustee, at the address provided for notices or communications to the Trustee in the Indenture;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 6.03 ASSIGNMENT BY SELLER. Subject to Section 5.02, this Agreement may not be assigned by the Seller.

                  SECTION 6.04 ASSIGNMENT TO TRUSTEE. The Seller hereby acknowledges and consents to any pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Securitization Bondholders of all right, title and interest of the Issuer in, to and under the Securitization Property and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Trustee.

                  SECTION 6.05 LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer and the Trustee, on behalf of itself and the Securitization Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 6.06 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 6.07 SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 6.08 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 6.09 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 6.10 NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement or the Indenture, the Seller hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of the Securitization Bonds, any other amounts owed under the Indenture, including, without limitation, any amounts owed to third-party credit enhancers, and any amounts owed under any Hedge Agreement or Interest Rate Swap Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or, sustaining a case against, the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date and year first above written.

                                               THE DETROIT EDISON
                                               SECURITIZATION FUNDING LLC,
                                                   as Issuer


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                               THE DETROIT EDISON COMPANY,
                                                   as Seller


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT A

                                  BILL OF SALE


                  For good and valuable consideration the receipt of which is hereby acknowledged, THE DETROIT EDISON COMPANY, a Michigan corporation (the "Seller"), does hereby sell, assign, transfer and convey to THE DETROIT EDISON SECURITIZATION FUNDING LLC, a Michigan limited liability company (the "Issuer"), without recourse except as provided in the Sale Agreement referred to below, all of the Seller's right, title and interest in, to and under the Securitization Property identified as follows: ______, which sale, assignment, transfer and conveyance of the Securitization Property shall include, as provided in the Statute, the sale, assignment, transfer and conveyance of all of the Seller's right, title and interest in, to and under all revenues, collections, payments, money or proceeds arising under or with respect to the SB Charge related to the Securitization Property, as such SB Charge may be adjusted from time to time in accordance with the Statute and the Financing Order, to have and to hold the same unto the Issuer and to the successors and assigns of the Issuer, forever.

                  Capitalized terms used herein and not defined shall have the meanings set forth in the Securitization Property Sale Agreement dated [ ] (the "Sale Agreement") between the Issuer and the Seller.

                  IN WITNESS WHEREOF, the Seller has duly executed and delivered this Bill of Sale this [ ]th day of [ ].

                                                   THE DETROIT EDISON COMPANY,
                                                       as Seller


                                                   By:
                                                      -------------------------
                                                      Name:
                                                      Title:


Accepted this [ ]th day of [ ].

THE DETROIT EDISON SECURITIZATION FUNDING LLC


By:
   -----------------------------
   Name:
   Title:



                                      A-1